                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                            TELEDYNE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/X/ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.*
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------
* $500 fee paid previously in connection with the filing of materials pursuant to Section 240.14a-11(c) on February 24, 1995.

[Return address]


[Name and address of Shareholder]


CONFIDENTIAL IDENTIFICATION NUMBER:  123456789
(YOUR IDENTIFICATION NUMBER IS CONFIDENTIAL. IT IS TO ASSURE THE OPERATOR OF YOUR IDENTITY.)

                                TELEDYNE, INC.

                            2049 CENTURY PARK EAST
                          LOS ANGELES, CA 90067-3101

                                                                  APRIL 20, 1995

DEAR TELEDYNE, INC. SHAREHOLDER:

THE ANNUAL MEETING OF TELEDYNE, INC. SHAREHOLDERS SCHEDULED FOR 11:00 AM PDT ON WEDNESDAY, APRIL 26, 1995 IS RAPIDLY APPROACHING. TO DATE, WE HAVE NOT RECEIVED YOUR VOTE ON THE GREEN PROXY CARD WE SENT YOU. YOUR VOTE IS IMPORTANT. WITH ONLY DAYS BEFORE THE MEETING, WE ARE PROVIDING YOU WITH THE OPPORTUNITY TO VOTE FREE OF CHARGE IN SUPPORT OF TELEDYNE'S BOARD OF DIRECTORS BY TELEPHONE. THIS WILL ONLY TAKE A BRIEF MOMENT.

VOTE TODAY FOR OUR SEVEN DIRECTORS WHO ARE COMMITTED TO WORKING TO MAXIMIZE THE VALUE OF YOUR TELEDYNE INVESTMENT. REMEMBER - EVEN IF YOU HAVE ALREADY VOTED FOR WHX'S TWO NOMINEES, YOU HAVE EVERY LEGAL RIGHT TO CHANGE YOUR MIND AND VOTE FOR TELEDYNE'S DIRECTORS. JUST FOLLOW THE SIMPLE INSTRUCTIONS ON THE NEXT PAGE.

THE MANAGEMENT AND BOARD OF DIRECTORS OF TELEDYNE THANK YOU FOR YOUR SUPPORT.

SINCERELY,

TELEDYNE, INC.

PLEASE SEE FOLLOWING PAGE FOR VOTING INSTRUCTIONS. IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE WITH VOTING, PLEASE CALL MACKENZIE PARTNERS TOLL-FREE AT (800) 322-2885 OR COLLECT AT (212) 929-5500.

PLEASE FOLLOW THE 5 INSTRUCTIONS BELOW:

   TOLL-FREE PROXYGRAM OPERATORS ARE AVAILABLE TO ASSIST YOU NOW!!!

1.  CALL TOLL-FREE (800) 437-7699, ANYTIME.

2. TELL THE OPERATOR THAT YOU WISH TO SEND A COLLECT PROXYGRAM TO ID NO. 3201, TELEDYNE, INC.

3.  STATE YOUR NAME, ADDRESS AND TELEPHONE NUMBER.

4. STATE YOUR CONFIDENTIAL IDENTIFICATION NUMBER AND NUMBER OF SHARES AS SHOWN BELOW:

    CONFIDENTIAL IDENTIFICATION NUMBER:  123456789
    NUMBER OF SHARES:  500

5. TELL THE OPERATOR HOW YOU WISH TO VOTE. THE OPERATOR WILL HAVE THE EXACT TEXT OF THE GREEN PROXY CARD TO BE COMPLETED FOR YOU.

BY GIVING THE INFORMATION CALLED FOR BY ITEMS 3, 4 AND 5 ABOVE, YOU INDICATE YOUR PRESENT INTENTION TO AUTHENTICATE THE PROXY AS GENUINE AND EFFECTIVE, JUST AS IF YOU HAD ACTUALLY SIGNED AND RETURNED A GREEN PROXY CARD.

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE WITH VOTING, PLEASE CALL MACKENZIE PARTNERS TOLL-FREE AT (800) 322-2885 OR COLLECT AT (212) 929-5500.

[Return address]


[Name and address of Shareholder]



                                TELEDYNE, INC.

                            2049 CENTURY PARK EAST
                          LOS ANGELES, CA 90067-3101

                                                                  APRIL 20, 1995

DEAR TELEDYNE, INC. SHAREHOLDER:

THE ANNUAL MEETING OF TELEDYNE, INC. SHAREHOLDERS SCHEDULED FOR 11:00 AM PDT ON WEDNESDAY, APRIL 26, 1995 IS RAPIDLY APPROACHING. TO DATE, WE HAVE NOT RECEIVED YOUR VOTE ON THE GREEN PROXY CARD WE SENT YOU. YOUR VOTE IS IMPORTANT. WITH ONLY DAYS BEFORE THE MEETING, WE ARE PROVIDING YOU WITH THE OPPORTUNITY TO VOTE FREE OF CHARGE IN SUPPORT OF TELEDYNE'S BOARD OF DIRECTORS BY TELEPHONE. THIS WILL ONLY TAKE A BRIEF MOMENT.

VOTE TODAY FOR OUR SEVEN DIRECTORS WHO ARE COMMITTED TO WORKING TO MAXIMIZE THE VALUE OF YOUR TELEDYNE INVESTMENT. REMEMBER - EVEN IF YOU HAVE ALREADY VOTED FOR WHX'S TWO NOMINEES, YOU HAVE EVERY LEGAL RIGHT TO CHANGE YOUR MIND AND VOTE FOR TELEDYNE'S DIRECTORS. JUST FOLLOW THE SIMPLE INSTRUCTIONS PRINTED BELOW.

THE MANAGEMENT AND BOARD OF DIRECTORS OF TELEDYNE THANK YOU FOR YOUR SUPPORT.

SINCERELY,

TELEDYNE, INC.

PLEASE FOLLOW THE 5 INSTRUCTIONS BELOW:

   TOLL-FREE PROXYGRAM OPERATORS ARE AVAILABLE TO ASSIST YOU NOW!!!

1.  CALL TOLL-FREE (800) 437-7699, ANYTIME.

2. TELL THE OPERATOR THAT YOU WISH TO SEND A COLLECT PROXYGRAM TO ID NO. 3202, TELEDYNE, INC.

3. STATE YOUR NAME, ADDRESS, TELEPHONE NUMBER AND BANK OR BROKERAGE FIRM AT WHICH YOUR SHARES ARE HELD.

4. STATE THE CONTROL NUMBER THAT APPEARS BELOW YOUR BANK OR BROKERAGE FIRM ON THIS MAILGRAM.

DAN BURCH
BANK/BROKER:  MACKENZIE PARTNERS
                                           CONTROL NO.:  123456
                                           NO. OF SHARES:  500

5. TELL THE OPERATOR HOW YOU WISH TO VOTE. THE OPERATOR WILL HAVE THE EXACT TEXT OF THE GREEN PROXY CARD TO BE COMPLETED FOR YOU.

BY GIVING THE INFORMATION CALLED FOR BY ITEMS 3, 4 AND 5 ABOVE, YOU INDICATE YOUR PRESENT INTENTION TO AUTHENTICATE THE PROXY AS GENUINE AND EFFECTIVE, JUST AS IF YOU HAD ACTUALLY SIGNED AND RETURNED A GREEN PROXY CARD.

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE WITH VOTING, PLEASE CALL MACKENZIE PARTNERS TOLL-FREE AT (800) 322-2885 OR COLLECT AT (212) 929-5500.